UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2006

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 9, 2006, as part of its previously-announced stock buy back plan, TradeStation Group, Inc. (the "Company") entered into a Rule 10b5-1 agreement (the "Agreement") with Sandler O'Neill & Partners, L.P. (the "Agent"). Pursuant to the Agreement, the Company, through the Agent, will repurchase, as described below, up to $60 million of the Company's common stock ("Common Stock").

The purchases under the Agreement will occur in the open market or through privately-negotiated transactions over a four-year period, with the first purchase to occur no earlier than November 13, 2006. From November 13, 2006 through November 30, 2006, the Agent shall use up to $750,000 of Company cash (inclusive of commissions) to purchase, without price restriction, Common Stock. Thereafter, each calendar month, commencing December 2006 and ending October 2010, the Agent shall use up to $1,250,000 (per month) of Company cash (inclusive of commissions) to purchase, without price restriction, Common Stock. Then, from November 1, 2010 through November 12, 2010, the Agent shall use up to $500,000 of Company cash (inclusive of commissions) to purchase, without price restriction, Common Stock. Consistent with the foregoing purchase schedule, the Agent will use its commercially reasonable efforts to purchase for the account of the Company, consistent with its duty of best execution, Common Stock at the lowest possible price within the guidelines of Rule 10b-18 under the Securities Exchange Act of 1934, as amended.

The foregoing is subject to early termination at any time and other applicable provisions of the Agreement and, in all events, purchases of Common Stock pursuant to the Agreement shall terminate the earlier of (a) the use of $60,000,000 of Company cash (inclusive of commissions) and (b) the close of trading on November 12, 2010 (or, if not a trading day, the trading day immediately preceding November 12, 2010).

The foregoing description of the Agreement is qualified in its entirety by reference to the terms of the Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 10.1: Rule 10b5-1 agreement, dated November 9, 2006, between TradeStation Group, Inc. and Sandler O'Neill & Partners, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

November 9, 2006	By:	/s/ Marc J. Stone

Name: Marc J. Stone
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Rule 10b5-1 agreement, dated November 9, 2006, between TradeStation Group, Inc. and Sandler O'Neill & Partners, L.P.